Earnings per share	12 Months Ended
Dec. 31, 2023
Earnings per share
Earnings per share

(17) Earnings per share

-Accounting Principles-

Basic EPS is calculated by dividing the Net income (loss) attributable to shareholders by the weighted average number of common shares outstanding during the period, adjusted for own shares held. Diluted EPS is determined by adjusting the Net income (loss) attributable to shareholders and the weighted average number of common shares outstanding during the period, adjusted for own shares held, for the effects of all dilutive potential common shares, which comprises forward purchase contracts, restricted shares, performance shares and share options granted to employees.

-Earnings per share-

The weighted average number of ordinary shares is calculated as follows:

Shares in thousands	2023	2022	2021
Issued shares Jan. 1	176,953	176,608	163,915
Treasury shares Jan. 1	(250)	(250)	(250)
Effect of weighted average share capital increase	—	—	1,953
Effect of weighted average stock options exercised	214	316	788
Weighted Average Number of Shares Outstanding Dec 31.	176,917	176,674	166,406

Diluted net income per share is computed by dividing the surplus attributable to shareholders of Evotec SE, by the weighted-average number of ordinary shares and share equivalents outstanding for the period determined using the treasury-stock method. For purposes of this calculation, stock options and Share Performance Awards are common stock equivalents and are only included in the calculation of diluted net income per share when their effect is dilutive. In 2023, the number of potentially dilutive shares to be issued from stock options and Share Performance Awards amounted to 1,000,455 (2022: 463,415). For calculating the diluted net result per share, the resulting dilutive shares are included from the beginning of the period.